EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER/PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kip Eardley, the President of James Maritime Holdings Inc. (the “Company”), hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the period ended March 31, 2023 (the "Report") of the Company fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2024	By:	/s/ Kip Eardley
Kip Eardley
President (Principal Executive Officer)